                                                                   EXHIBIT 10.17

                                                                   June 26, 1996

                       Senior Secured Credit Facilities
                       --------------------------------
                               Commitment Letter
                               -----------------

Dal-Tile Group Inc.
7834 C.F. Hawn Freeway
P.O. Box 17130
Dallas, Texas 75217

Attention: Mr. Carlos Sala, Executive Vice President and Chief Financial Officer

Ladies and Gentlemen:

  You have advised the Arranger and the Co-Arrangers listed on the signature pages hereto, and the Administrative Agent, the Documentation Agent and the Syndication Agent listed on the signature pages hereto (collectively, the "Managing Agents"), that you plan to refinance your outstanding indebtedness
 ---------------
(the "Refinancing") and are considering an initial public offering of your
      -----------
common stock (the "IPO"). In connection with the Refinancing, you have
                   ---
requested that the Arranger and the Co-Arrangers agree to act as the arranger and the co-arrangers, respectively, of, and structure, arrange and syndicate, senior credit facilities (the "Credit Facilities") in an aggregate amount of
                               -----------------
$525,000,000, if you consummate the IPO in connection with the Refinancing (the "IPO Credit Facilities"), or $675,000,000, if you do not (the "Non-IPO Credit
 ---------------------                                         --------------
Facilities"), and that the Managing Agents severally commit to provide in the
- ----------
aggregate the entire principal amount of the IPO Credit Facilities or the Non-IPO Credit Facilities, as the case may be, and to agree to serve as the administrative agent, the documentation agent and the syndication agent, respectively, therefor.

  The Arranger and the Co-Arrangers are pleased to advise you that they are willing to act as the arranger and the co-arrangers, respectively, for the Credit Facilities, and the Managing Agents are pleased to advise you that they are willing to serve as the administrative agent, the documentation agent and the syndication agent, respectively, of the Credit Facilities. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheets, the Fee Letter and the Supplemental Fee Letter referred to below) will be paid in connection with the Credit Facilities unless you and we shall so agree.

  Furthermore, each Managing Agent is pleased to advise you of its commitment to provide the percentage of the IPO Credit Facilities and the Non-IPO Credit Facilities specified under its signature on the signature pages hereto, upon the terms and subject to the conditions set forth or referred to in this commitment letter (the "Commitment Letter") and in the Summary of Terms and Conditions
             ------------------
attached hereto as Exhibit A, in the case of the IPO Credit Facilities, or Exhibit B, in the case of the Non-IPO Credit Facilities (Exhibits A and B being referred to as the "Term Sheets").
                    -----------

  The Arranger and the Co-Arrangers intend to syndicate the IPO Credit Facilities, promptly upon the execution of this Commitment Letter, to a group of financial institutions (together with the Managing Agents, the "Lenders")
                                                                   -------
identified in consultation with you. In the event that, on a date (the "Notice
                                                                        ------
Date") on or prior to November 15, 1996, you advise us that you are electing to
- ----
utilize the Non-IPO Credit Facilities, we will then commence syndication of the Non-IPO Credit Facilities. You agree actively to assist the Arranger and Co-Arrangers in completing a satisfactory syndication of the IPO Credit Facilities and, if you elect to utilize them, the Non-IPO Credit Facilities. Such assistance shall, in each case, include (a) your using commercially reasonable efforts to ensure that the syndication efforts benefit materially from your existing lending relationships and the existing lending relationships of AEA Investors, Inc. ("AEA Investors"), (b) direct contact between your senior
                  -------------
management and advisors and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other materials to be used in connection with the syndication (including assistance in the completion of our due diligence review of you and your subsidiaries as an aid to such preparation) and (d) the hosting, with the Arranger, of one or more meetings of prospective Lenders. The closing date of the Credit Facilities (the "Closing
                                                                     -------
Date") shall be set so as to give us at least 45 days to syndicate the IPO
- ----
Credit Facilities and, if you advise us of your election to utilize the Non-IPO Credit Facilities, at least 45 days after the Notice Date to syndicate the Non-IPO Credit Facilities.

  The Arranger, in consultation with the Co-Arrangers and you, will manage all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. To assist the Arranger in the syndication efforts, you agree promptly to prepare and provide to us all information with respect to you, the Refinancing and the other transactions contemplated hereby, (a) including all financial information and projections (the "Projections"), as we may reasonably request and (b) including, in
      -----------
connection with syndication of the Non-IPO Credit Facilities, an environmental and health and safety compliance review performed by a recognized environmental consultant selected by you and reasonably acceptable to us relating to your manufacturing facilities, other than those acquired from Armstrong World Industries, Inc. You hereby represent and covenant that (a) all information other than the Projections (the "Information"), taken as a whole, that has been
                                 -----------
or will be made available to us by you or any of your representatives is or will be, when furnished, to the best of your knowledge, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to us by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions. You understand that in arranging and syndicating the Credit Facilities we may use and rely on the Information and Projections without independent verification thereof.

  As consideration for the commitments of the Managing Agents hereunder and our agreements to perform the services described herein, you agree to pay the nonrefundable fees set forth in the Fee Letter and the Supplemental Fee Letter, each dated the date hereof and delivered herewith (the "Fee Letter" and the
                                                        ----------
"Supplemental Fee Letter", respectively).
 -----------------------

  We shall be entitled, with your consent (which shall not be unreasonably withheld), to change the structure, terms or amounts of, or to eliminate, any of the Non-IPO Credit Facilities if we determine that such changes are advisable in order to ensure a successful syndication or an optimal credit structure for the Non-IPO Credit Facilities and if the aggregate amount of the Non-IPO Credit Facilities shall remain unchanged.

  Our commitments and agreements hereunder are subject to (a) there not occurring or after the date hereof becoming known to us any material adverse condition or material adverse change in or affecting the business, operations, property, condition (financial or otherwise) or prospects of you and your subsidiaries, taken as a whole, (b) our not becoming aware after the date hereof of any information or other matter affecting you or your subsidiaries or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to us prior to the date hereof, that, in the aggregate, represents a material adverse change in or affecting the business, operations, property, condition (financial or otherwise) or prospects of you and your subsidiaries, taken as a whole (c) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that materially impairs the syndication of the IPO Credit Facilities or the Non-IPO Credit Facilities, as the case may be,
(d) our satisfaction that prior to and during the syndication of the IPO Credit Facilities or the Non-IPO Credit Facilities, as the case may be, there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of you or any of your affiliates, (e) the negotiation, execution and delivery of definitive documentation with respect to the IPO Credit Facilities on or prior to August 31, 1996 or with respect to the Non-IPO Credit Facilities on or prior to December 31, 1996, in each case in a form reflecting the terms hereof and satisfactory to us and counsel to the Administrative Agent, and (f) the other conditions set forth or referred to in the Term Sheets. The terms and conditions of the commitments and agreements hereunder and of the Credit Facilities are not limited to those set forth herein and in the Term Sheets. Those matters that are not covered by the provisions hereof and of the Term Sheets are subject to the approval and agreement of you and us.

  You agree (a) to indemnify and hold harmless each of us and our respective affiliates and their respective officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses,
                  -------------------
claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Credit Facilities, the use of the proceeds thereof, or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person,
- --------
apply to losses, claims, damages, liabilities or related expenses to the extent they arise from the willful misconduct or gross negligence of such indemnified person, and (b) to reimburse us and our respective affiliates on demand for all out-of-pocket expenses (including due diligence expenses, syndication expenses, travel expenses, and reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the Credit Facilities and any related documentation (including this Commitment Letter, the Term Sheets, the Fee Letter, the Supplemental Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to the Credit Facilities.

  This Commitment Letter shall not be assignable by you without our prior written consent (and any purported assignment without such consent shall be null and void), and is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you and each of us. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter, the Fee Letter and the Supplemental Fee Letter are the only agreements that have been entered into among us with respect to the Credit Facilities and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

  This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheets, the Fee Letter or the Supplemental Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof), provided, that the
                                                             --------
foregoing restrictions shall cease to apply (except, subject to the foregoing exceptions, in respect of the Fee Letter and the Supplemental Fee Letter and the terms and substance thereof) after this Commitment Letter has been accepted by you.

  The reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter and the Supplemental Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and nothwithstanding the termination of this Commitment Letter or our commitments and agreements hereunder.

          If the foregoing correctly sets forth the agreement between you and us, please indicate your acceptance of the terms hereof and of the Term Sheets and the Fee Letter by returning to the Administrative Agent executed counterparts hereof and of the Fee Letter not later than 5:00 p.m., New York City time, on June 28, 1996. Our commitments and agreements hereunder will expire at such time in the event the Administrative Agent has not received such executed counterparts in accordance with the immediately preceding sentence.

          We are pleased to have been given the opportunity to assist you in connection with this important financing.

                              Very truly yours,

                              CHASE SECURITIES INC.,
                                the Arranger


                              By: /s/ Peter E. Nightingale
                                 ------------------------------
                                 Name:  Peter E. Nightingale
                                 Title: Managing Director


                              THE CHASE MANHATTAN BANK, N.A.,
                                the Administrative Agent


                              By: /s/ WILLIAM J. CAPPIANO
                                 ----------------------------
                                  Name:   William J. Cappiano
                                  Title:  Managing Director

                              Commitments Percentages:

                                IPO Credit Facilities:       50%
                                Non-IPO Credit Facilities:   50%

                                    CREDIT SUISSE,
                                      a Co-Arranger and
                                      the Documentation Agent


                                    By:_______________________
                                       Name:
                                       Title:


                                    Commitments Percentages:

                                            IPO Credit Facilities:       25%
                                            Non-IPO Credit Facilities:   25%

                                    GOLDMAN, SACHS & CO.,
                                      a Co-Arranger and Syndication Agent


                                    _________________________________


                                    PEARL STREET, L.P.,
                                      a Lender



                                    By:________________________
                                       Name:
                                       Title:


                                    Commitments Percentages:


                                            IPO Credit Facilities:      25%
                                            Non-IPO Credit facilities:  25%


Accepted and agreed to
as of the date first
written above by:

DAL-TILE GROUP INC.


By:/s/ Carlos E. Sala
   __________________________
   Name:  Carlos E. Sala
   Title: Chief Financial Officer

                                    CREDIT SUISSE,
                                      a Co-Arranger and
                                      the Documentation Agent


                                    By:_______________________
                                       Name:
                                       Title:


                                    Commitments Percentages:

                                            IPO Credit Facilities:       25%
                                            Non-IPO Credit Facilities:   25%

                                    GOLDMAN, SACHS & CO.,
                                      a Co-Arranger and Syndication Agent

                                    /S/ Goldman, Sachs & Co.
                                    _________________________________


                                    PEARL STREET, L.P.,
                                      a Lender



                                    By:/S/ Bob O'Shea
                                       -----------------------------
                                       Name: Bob O'Shea
                                       Title: Authorized Signatory


                                    Commitments Percentages:


                                            IPO Credit Facilities:      25%
                                            Non-IPO Credit facilities:  25%


Accepted and agreed to
as of the date first
written above by:

DAL-TILE GROUP INC.


By:
   __________________________
   Name:
   Title:

                                    CREDIT SUISSE,
                                      a Co-Arranger and
                                      the Documentation Agent


                                    By:/S/ Ann F. Lopez
                                       ---------------------------------
                                       Name: ANN F. LOPEZ
                                       Title: MEMBER OF SENIOR MANAGEMENT


                                    By:/S/
                                       ---------------------------------
                                       Name: CHRISTOPHER G. CUNNINGHAM
                                       Title: MEMBER OF SENIOR MANAGERS


                                    Commitments Percentages:

                                            IPO Credit Facilities:       25%
                                            Non-IPO Credit Facilities:   25%

                                    GOLDMAN, SACHS & CO.,
                                      a Co-Arranger and Syndication Agent


                                    _________________________________


                                    PEARL STREET, L.P.,
                                      a Lender



                                    By:________________________
                                       Name:
                                       Title:


                                    Commitments Percentages:


                                            IPO Credit Facilities:      25%
                                            Non-IPO Credit facilities:  25%


Accepted and agreed to
as of the date first
written above by:

DAL-TILE GROUP INC.


By:
   __________________________
   Name:
   Title:

                                                                       Exhibit A
                                                                       ---------


                           SENIOR CREDIT FACILITIES

                        Summary of Terms and Conditions
                                 [IPO Version]
                                 June 26, 1996

                        --------------------------------


I. Parties
   -------

Borrower:               Dal-Tile Group Inc. (the "Borrower").
                                                 ----------

Guarantors:             Dal-Tile International Inc. ("Holdings") and each of the
                                                     ----------
                        Borrower's material direct and indirect domestic

                        subsidiaries (the "Guarantors"; the Borrower and the
                                          ------------
                        Guarantors, collectively, the "Credit Parties"). In
                                                      ----------------
                        connection with the IPO (as defined below), Holdings may

                        be merged with the Borrower.

Arranger:               Chase Securities Inc. (in such capacity, the
                        "Arranger").
                        -----------
Co-Arrangers:           Credit Suisse and Goldman, Sachs & Co. (in such
                        capacities, the "Co-Arrangers").
                                        ---------------
Administrative Agent:   The Chase Manhattan Bank, N.A. ("Chase" and, in such
                                                        -------
                        capacity, the "Administrative Agent").
                                       ----------------------
Documentation Agent:    Credit Suisse (in such capacity, the "Documentation
                                                              -------------
                        Agent").
                        -------
Syndication Agent:      Goldman, Sachs & Co. (in such capacity, the "Syndication
                                                                     -----------
                        Agent" and, together with the Administrative Agent and
                        -----
                        the Documentation Agent, the "Managing Agents").
                                                     ------------------
Lenders:                A syndicate of banks, financial institutions and other
                        entities, including the Managing Agents, arranged by the
                        Arranger (collectively, the "Lenders").
                                                    ---------

 II. Types and Amounts of
     --------------------
     Credit Facilities
     -----------------

 1.  Term Loan Facility
     ------------------

 Type and Amount of
 Facility:             Term loan facility (the "Term Loan Facility") in the
                                                -------------------
                      amount of $275,000,000 (the loans thereunder, the "Term
                                                                        -----
                      Loans").
                      ------

Availability:           The Term Loans shall be made in a single drawing on the
                        Closing Date (as defined below).

Amortization:           The Term Loans shall be repayable in consecutive
                        quarterly installments commencing on March 31, 1997 and ending on December 31, 2002 in aggregate amounts for each of the following periods as follows (with the installments within each year being equal):

                                             Aggregate
                           Year              Amount
                           ----              -----------
                           1997              $30,000,000
                           1998              $40,000,000
                           1999              $40,000,000
                           2000              $50,000,000
                           2001              $50,000,000
                           2002              $65,000,000

Purpose: The proceeds of the Term Loans shall be used to refinance and repurchase existing indebtedness of the Borrower, Holdings and their subsidiaries, and for general corporate purposes.


2.  Revolving Credit Facility
    -------------------------

Type and Amount of
Facility:                 Revolving credit facility (the "Revolving Credit
                                                          ----------------
                          Facility"; together with the Term Loan Facility, the
                          --------
                          "Credit Facilities") in the amount of $250,000,000
                          --------------------
                          (the loans thereunder, the "Revolving Credit Loans")
                                                      ------------------------

Availability:             The Revolving Credit Facility, subject to the
                          reductions provided for below, shall be available on a
                          revolving basis during the period commencing on the
                          Closing Date and ending on December 31, 2002 (the
                          "Revolving Credit Termination Date")
                          -----------------------------------

Reservation of
Portion of Revolving
Credit Facility:          To the extent that any Zero Coupon Notes (as defined
                          below) are outstanding at any time, a portion of the Revolving Credit Facility equal to the then accreted amount of such Zero Coupon Notes shall be reserved for the redemption, payment or repurchase thereof.

Letters of Credit:           A portion of the Revolving Credit Facility not in
                             excess of $35,000,000 shall be available for the
                             issuance of letters of credit (the "Letters of
                                                                 ----------
                             Credit") by Chase (in such capacity, the "Issuing
                             -------                                   -------
                             Lender"). No Letter of Credit shall have an
                             -------
                             expiration date after the earlier of (a) one year
                             (or, with respect to Letters of Credit in an
                             aggregate face amount at any time of up to
                             $10,000,000, two years) after the date of issuance
                             and (b) five business days prior to the Revolving
                             Credit Termination Date, provided that any Letter
                                                      --------
                             of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods
                             (which shall in no event extend beyond the date referred to in clause (b) above).

                             Drawings under any Letter of Credit shall be
                             reimbursed by the Borrower (whether with its own funds or with the proceeds of Revolving Credit Loans) on the next business day. To the extent that the Borrower does not so reimburse the Issuing Lender, the Lenders under the Revolving Credit Facility shall be irrevocably and unconditionally obligated to reimburse the Issuing Lender on a pro
                                                                            ---
                             rata basis. Any drawing not reimbursed on the same
                             ----
                             business day shall bear interest until reimbursed in full.


Swing Line Loans:            A portion of the Revolving Credit Facility not in
                             excess of $25,000,000 shall be available for swing
                             line loans (the "Swing Line Loans") from Chase (in
                                             ------------------
                             such capacity, the "Swing Line Lender") on same-day
                                                --------------------
                             notice. Any such Swing Line Loans will reduce
                             availability under the Revolving Credit Facility on
                             a dollar-for-dollar basis. Each Lender under the
                             Revolving Credit Facility shall acquire, under
                             certain circumstances, an irrevocable and
                             unconditional pro rata participation in each Swing
                             Line Loan.    --------

Maturity:                    The Revolving Credit Termination Date.

Purpose: The proceeds of the Revolving Credit Loans shall be used to refinance and repurchase existing indebtedness of the Borrower, Holdings and their subsidiaries and for general corporate purposes.

III. Certain Payment Provisions
     --------------------------

Fees and Interest Rates:               As set forth on Annex I.

Optional Prepayments and
Commitment Reductions:                 Loans may be prepaid and commitments may
                                       be reduced by the Borrower without
                                       premium or penalty in minimum amounts to be agreed upon. Prepayments of the Term
                                       Loans shall be applied to the
                                       installments thereof ratably in
                                       accordance with the then outstanding
                                       amounts thereof.

Mandatory Prepayments and
Commitment Reductions:                 Unless the Required Lenders (as defined
                                       below) shall otherwise agree, the Term
                                       Loans shall be prepaid and the Revolving
                                       Credit Facility shall be reduced with
                                       100% of the net proceeds of any sale or
                                       other disposition (including as a result of casualty or condemnation net of proceeds applied to restoration) by
                                       Holdings or by the Borrower or any of its subsidiaries of any assets (except for the sale of inventory in the ordinary course of business and certain other permitted dispositions to be set forth in the Credit Documentation (as defined below), including any other disposition in the ordinary course of business the net proceeds from which do not exceed
                                       $1,000,000); provided that the Borrower
                                       may retain (and not so apply) up to
                                       $35,000,000 of such net proceeds
                                       otherwise required to be applied as
                                       mandatory prepayments.

                                       All such amounts shall be applied, first,
                                                                          -----
                                       to the prepayment of the Term Loans and,
                                       second, to the permanent reduction of the
                                       -------
                                       Revolving Credit Facility and to the
                                       installments thereof ratably in
                                       accordance with the then outstanding
                                       amounts thereof and may not be
                                       reborrowed. The Revolving Credit Loans
                                       shall be prepaid and the Letters of
                                       Credit shall be cash collateralized or
                                       replaced to the extent such extensions of credit exceed the amount of the Revolving Credit Facility.

                                                                               5
 IV.  Certain Conditions
      ------------------

      Initial Conditions:              The availability of the Credit Facilities
                                       shall be conditioned upon satisfaction
                                       of, among other things, the following
                                       conditions precedent (the date upon which
                                       all such conditions precedent shall be
                                       satisfied, the "Closing Date") on or
                                                      --------------
                                       before December 31, 1996:

                                       (a) Each Credit Party shall have executed
                                       and delivered satisfactory definitive
                                       financing documentation with respect to
                                       the Credit Facilities (the "Credit
                                       Documentation").           --------
                                       --------------
                                       (b) Holdings or the Borrower shall have
                                       received at least $110,000,000 in net
                                       proceeds from the issuance of its common
                                       stock in an initial public offering (the
                                       "IPO") and, if Holdings shall have
                                        ---
                                       consummated the IPO, the Borrower shall
                                       have received from the issuance of its
                                       common stock to, or by way of capital
                                       contribution from, Holdings, the
                                       proceeds of the IPO not required by
                                       Holdings as contemplated by paragraph (c) below or for the payment of fees and expenses relating to the IPO or the Refinancing (as defined below). "Net proceeds" means the gross cash proceeds of the IPO net only of the underwriting commission or discount.

                                       (c) Each of Holdings and the Borrower
                                       shall have redeemed, repurchased or
                                       prepaid (the "Refinancing") all of its
                                                    -------------
                                       existing indebtedness and accrued
                                       interest thereon (other than any such
                                       indebtedness of not more than $20,000,000
                                       in the aggregate permitted to remain
                                       outstanding); provided that, so long as
                                                     --------
                                       the covenants and other terms therein
                                       have been amended if and to the extent
                                       necessary to permit the Credit Facilities
                                       on the terms and conditions hereof,
                                       Holdings shall not be required to have
                                       redeemed, repurchased or prepaid its
                                       senior secured zero coupon notes due July
                                       15, 1998 (the "Zero Coupon Notes").
                                                     -------------------
                                       (d) The Lenders, the Administrative
                                       Agent and the Arranger shall have
                                       received all fees required to be paid,
                                       and all expenses for which invoices have been presented, on or before the Closing Date.

                                       (e) The Lenders shall have received
                                       unaudited interim consolidated financial statements of the Borrower for each fiscal quarterly period ended subsequent to the date of the latest financial statements previously delivered to the Managing Agents.

                                       (f) The Lenders shall have received
                                       satisfactory projections of the Borrower and its subsidiaries for the period from the Closing Date through the final maturity of the Term Loans, which have been received by the Agents.

                                       (g) The Lenders shall have received such legal opinions (including opinions (i) from counsel to the Borrower and its subsidiaries and (ii) from such special and local counsel as may be required by the Administrative Agent), documents and other instruments as are customary for transactions of this type or as they may reasonably request.

On-Going Conditions:                   The making of each extension of credit
                                       shall be conditioned upon (a) the
                                       accuracy of all representations and
                                       warranties in the Credit Documentation
                                       (including, without limitation, the
                                       material adverse change and litigation
                                       representations) and (b) there being no
                                       default or event of default in existence at the time of, or after giving effect to the making of, such extension of credit.
                                       As used herein and in the Credit
                                       Documentation a "material adverse change" shall mean any event, development or circumstance that has had or is reasonably likely to have a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its subsidiaries taken as a whole, or
                                       (b) the validity or enforceability of any of the Credit Documentation or the rights and remedies of the Administrative Agent and the Lenders thereunder

 V.  Certain Documentation Matters
     -----------------------------

                                       The Credit Documentation shall contain
                                       representations, warranties, covenants
                                       and events of default customary for
                                       financings of this type and other terms
                                       not inconsistent herewith deemed
                                       reasonably appropriate by the Managing
                                       Agents, including, without limitation:

Representations and
Warranties:                            Financial statements (including pro forma
                                       financial statements); absence of
                                       undisclosed liabilities; no material
                                       adverse change; corporate existence;
                                       compliance with law; corporate power and authority; enforceability of Credit
                                       Documentation; no conflict with law or
                                       contractual
                                       obligations; no litigation; no default;
                                       ownership of property; liens;
                                       intellectual property; no burdensome
                                       restrictions; taxes; Federal Reserve
                                       regulations; ERISA; Investment Company
                                       Act; subsidiaries; environmental matters;
                                       solvency; labor matters; accuracy of
                                       disclosure. Where appropriate, the
                                       representations and warranties shall be
                                       subject to materiality standards.

Affirmative Covenants:                 Compliance with the following affirmative
                                       covenants subject, where appropriate, to a materiality standard: Delivery of financial statements, reports, accountants' letters, an annual business plan, officers' certificates and other information reasonably requested by the
                                       Lenders; payment of other obligations;
                                       continuation of business and maintenance of existence and rights and privileges;
                                       compliance with laws and contractual
                                       obligations; maintenance of property and insurance; maintenance of books and records; right of the Lenders to inspect property and books and records; notices of defaults, litigation and other material events; compliance with environmental laws; further assurances.

Financial Covenants:                   Financial covenants as set forth on Annex
                                       II.

Negative Covenants:                    Limitations on: indebtedness; liens;
                                       guarantee obligations; mergers,
                                       consolidations, liquidations and
                                       dissolutions; sales of assets; leases;
                                       dividends and other payments in respect
                                       of capital stock; investments, loans and advances; optional payments and modifications of other debt instruments;
                                       transactions with affiliates; sale and
                                       leasebacks; changes in fiscal year;
                                       negative pledge clauses; changes in lines of business; and changes in holding company status of Holdings. Exceptions to such limitations shall include (others to be agreed):

                                       (a) in the case of the indebtedness
                                       covenant, (i) indebtedness outstanding on the Closing Date, (ii) industrial development bond, capital leases and other indebtedness and financings at any one time outstanding of up to $20,000,000, (iii) secured, non-recourse financings at any one time outstanding of up to 5% of consolidated capitalization of the Borrower and its subsidiaries and
                                       (iv) indebtedness, which may be secured, incurred by foreign subsidiaries of the Borrower of up to $30,000,000 at any one time outstanding;

                                       (b) in the case of the sales of assets
                                       covenant, sales of assets of up to
                                       $35,000,000 in any one transaction and of up to $70,000,000 in the aggregate;

                                       (c) in the case of the dividends
                                       covenant, dividends to Holdings to
                                       redeem, repay and repurchase Zero Coupon
                                       Notes and fees and expenses associated
                                       therewith; and

                                       (d) in the case of the investments
                                       covenant, a basket for joint venture and similar investments, and for acquisitions in the same or related businesses of up to 5% of consolidated capitalization (net of any repayments of such investments).

Events of Default:                     Nonpayment of principal when due;
                                       nonpayment of interest, fees or other
                                       amounts after a grace period to be agreed
                                       upon; material inaccuracy of
                                       representations and warranties; violation
                                       of covenants (subject, in the case of
                                       certain affirmative covenants, to a grace
                                       period to be agreed upon); cross-default
                                       to events of default; bankruptcy events;
                                       certain ERISA events; material judgments;
                                       invalidity of any guarantee, pledge
                                       agreement or security agreement (or any
                                       security interest thereunder); and a
                                       change of control (to be defined as (i)
                                       the occurrence of any event, if as a
                                       result of which AEA and its stockholders
                                       and their respective affiliates (the "AEA
                                                                            ----
                                       Group") at any time beneficially own less
                                       ------
                                       than a majority of the outstanding voting stock of the Borrower, any person or group (other than the AEA Group or Armstrong World Industries, Inc.)
                                       acquires beneficial ownership of 25% or
                                       more of the voting stock of the Borrower or Holdings or Armstrong acquires beneficial ownership of more than 49% of the voting stock of the Borrower or Holdings or (ii) any person or group of persons (other than the AEA Group) at any time has the right to designate or elect a majority of the board of directors of the Borrower or Holdings).

Voting: Amendments and waivers with respect to the Credit Documentation shall require the approval of Lenders holding not less than a majority of the aggregate amount of the Term Loans, Revolving Credit Loans, participations in Letters of Credit and Swing Line Loans and unused commitments under the Credit Facilities (the "Majority Lenders"), except that (a)
                                            ------------------
                                       the consent of each Lender affected
                                       thereby shall be required with respect to
                                       (i) reductions in the amount or
                                       extensions of the scheduled date of
                                       amortization or maturity of any Loan,
                                       (ii) reductions in
                                       the rate of interest or any fee or
                                       extensions of any due date thereof, (iii) increases in the amount or extensions of the expiry date of any Lender's commitment and (iv) modifications to the pro rata provisions of the Credit Documentation and (b) the consent of 100% of the Lenders shall be required with respect to (i) modifications to any of the voting percentages and (ii) releases of all or substantially all of the Guarantors.

Assignments and
Participations:                        The Lenders shall be permitted to assign
                                       and sell participations in their Loans
                                       and commitments, subject, in the case of assignments (other than to another Lender or to an affiliate of a Lender), to the consent of the Administrative Agent and the Borrower (which consent in each case shall not be unreasonably withheld). Non-pro rata assignments shall be permitted.
                                       In the case of partial assignments (other than to another Lender or to an affiliate of a Lender), the minimum assignment amount shall be $5,000,000, and, after giving effect thereto, the assigning
                                       Lender shall have commitments and Loans
                                       aggregating at least $5,000,000, in each case unless otherwise agreed by the Borrower and the Administrative Agent.
                                       Participants shall have the same benefits as the Lenders with respect to yield protection and increased cost provisions.
                                       Voting rights of participants shall be
                                       limited to those matters with respect to which the affirmative vote of the Lender from which it purchased its participation would be required as described under "Voting" above. Pledges of Loans in accordance with applicable law shall be permitted without restriction, provided that transfers upon or in lieu of enforcement of such pledges shall be subject to the consent of the Administrative Agent and the Borrower
                                       (which shall not be unreasonably
                                       withheld). Promissory notes shall be
                                       issued under the Credit Facilities only
                                       upon request.

Yield Protection:                      The Credit Documentation shall contain
                                       customary provisions (a) protecting the
                                       Lenders against increased costs or loss
                                       of yield resulting from changes in
                                       reserve, tax, capital adequacy and other requirements of law and from the imposition of or changes in withholding or other taxes (including gross-up provisions for foreign Lenders who deliver appropriate tax forms) other than taxes based on the net income of a Lender and other than franchise taxes, and (b) indemnifying the Lenders for "breakage costs" incurred in connection with, among other things, any prepayment of a

                                       Eurodollar Loan (as defined in Annex I)
                                       on a day other than the last day of an
                                       interest period with respect thereto;
                                       provided that the Borrower may, in lieu
                                       of making any required prepayment of any Eurodollar Loan, cash collateralize it until the related interest period expires.

Expenses and
Indemnification:                       The Borrower shall pay (a) all reasonable
                                       out-of-pocket expenses of the
                                       Administrative Agent and the Arranger
                                       associated with the syndication of the
                                       Credit Facilities and the preparation,
                                       execution, delivery and administration of the Credit Documentation and any amendment or waiver with respect thereto
                                       (including the reasonable fees,
                                       disbursements and other charges of
                                       counsel) and (b) all out-of-pocket
                                       expenses of the Administrative Agent and the Lenders (including the fees, disbursements and other charges of counsel) in connection with the enforcement of the Credit Documentation.

                                       The Administrative Agent, the Arranger
                                       and the Lenders (and their affiliates and their respective officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the indemnified party).


Governing Law and Forum:               State of New York.

Counsel to the
Administrative Agent
and the Arranger:                      Simpson Thacher & Bartlett.

Completion of
Documentation:                         The Credit Documentation shall be
                                       executed and delivered on or prior
                                       to August 31, 1996.

                                                                         Annex I
                                                                         -------
                           Interest and Certain Fees
                           -------------------------


Interest Rate Options:                 The Borrower may elect that the Loans
                                       comprising each borrowing bear interest
                                       at a rate per annum equal to:

                                                the ABR plus the Applicable
                                       Margin; or

                                                the Eurodollar Rate plus the
                                       Applicable Margin.

                                       provided, that all Swing Line Loans
                                       --------
                                       shall bear interest based upon the
                                       ABR.

                                       As used herein:

                                       "ABR" means the highest of (i) the rate
                                       -----
                                       of interest publicly announced by Chase
                                       as its prime rate in effect at its
                                       principal office in New York City (the
                                       "Prime Rate"), (ii) the secondary market
                                       -------------
                                       rate for three-month certificates of
                                       deposit (adjusted for statutory reserve
                                       requirements) plus 1% and (iii) the
                                                     ----
                                       federal funds effective rate from time to
                                       time plus 0.5%.
                                            ----

                                       "Applicable Margins" means the rates per
                                       --------------------
                                       annum in accordance with the pricing grid
                                       attached hereto as Annex I-A (the
                                       "Pricing Grid").
                                        ------------

                                       "Eurodollar Rate" means the rate
                                       -----------------
                                       (adjusted for statutory reserve
                                       requirements for eurocurrency
                                       liabilities) at which eurodollar deposits for one, two, three or six months (as selected by the Borrower) are offered to Chase in the interbank eurodollar market.

Interest Payment Dates:                In the case of Loans bearing interest
                                       based upon the ABR ("ABR Loans"),
                                                          -------------
                                       quarterly in arrears.

                                       In the case of Loans bearing interest
                                       based upon the Eurodollar Rate
                                       ("Eurodollar Loans"), on the last day of
                                       --------------------
                                       each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Commitment Fees:                    The Borrower shall pay a commitment fee at a
                                    rate per annum in accordance with the
                                    Pricing Grid on the average daily unused portion of the Revolving Credit Facility for the period after the Closing Date, payable quarterly in arrears. Swing Line Loans shall, for purposes of the commitment fee calculations only, not be deemed to be a utilization of the Revolving Credit
                                    Facility.

Letter of Credit Fees:              The Borrower shall pay a commission on all
                                    outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Revolving Credit
                                    Loans that are Eurodollar Loans on the face amount of each such Letter of Credit. Such commission shall be shared ratably among the Lenders participating in the Revolving
                                    Credit Facility and shall be payable
                                    quarterly in arrears.

                                    A fronting fee equal to 0.25% per annum on the face amount of each Letter of Credit shall be payable quarterly in arrears to the Issuing Lender for its own account. In addition, customary administrative, issuance, amendment, payment and negotiation charges shall be payable to the Issuing Lender for its own account.

                                    Unreimbursed drawings on Letters of Credit shall bear interest at the same rate as ABR Loans that are Revolving Credit Loans.

Default Rate:                       At any time when the Borrower is in default
                                    in the payment of any amount due under the Credit Facilities, the principal of all Loans shall bear interest at 2% above the rate otherwise applicable thereto. Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to Revolving Credit Loans that are ABR Loans.

Rate and Fee Basis:                 All per annum rates shall be calculated on
                                    the basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

                                                                       Annex I-A
                                                                       ---------
                                 Pricing Grid
                                 ------------

The following pricing grid is applicable to Term Loans and the Revolving Credit Facility.


Ratio of Consolidated Total                                      Eurodollar                    ABR
Debt to Consolidated EBITDA                                    Applicable Margin         Applicable Margin   Commitment Fee
- -------------------------------------------              ----------------------------    ------------------  ---------------
greater than or equal to 3.75 to l                                  1.25%                      0.25%              0.375%
greater than or equal to 3.25 to 1 less than 3.75 to 1              1.00%                         0%               0.30%
greater than or equal to 3.00 to 1 less than 3.25 to 1               .75%                         0%               0.25%
greater than or equal to 2.50 to l less than 3.00 to 1              .625%                         0%              0.225%
greater than or equal to 2.00 to l less than 2.50 to l               .50%                         0%               0.20%
less than 2.00 to l                                                 .375%                         0%              0.175%


Definitions to be agreed.


                                                Financial Covenants                                     ANNEX II (IPO CASE)

- ------------------------------------------------------------------------------------------------------------------------------
                        12/31/96    12/31/97    12/31/98   12/31/99    12/31/00   12/31/01    12/31/02    12/31/03   12/31/04
- ------------------------------------------------------------------------------------------------------------------------------
EBITDA-CAPEX/             1.50x       2.00x       2.50x      2.50x      2.50x        3.00x      3.00x      3.00x      3.00x
Total
Interest Expense
- ------------------------------------------------------------------------------------------------------------------------------
 Net Worth                                                     $100,000,000 + 50%  of Net Income
- ------------------------------------------------------------------------------------------------------------------------------
 Capital Expenditures      65           65         75          75         80         85          90           95       95
 Limitation (In
 Millions)/1/
- ------------------------------------------------------------------------------------------------------------------------------
 Current Ratio            1.50x        1.50x      1.50x      1.50x       1.50x      1.50x       1.50x        1.50x    1.50x


Note: The financial covenants will be first tested as at December 31, 1996, and the new levels will be effective as of December 31 of each fiscal year. The financial covenants will be determined in accordance with the following:

  (a) EBITDA and Total Interest Expense will be calculated on a rolling four-quarter basis. For the first test date after the Closing Date, annualize by multiplying quarterly numbers by 4, and for the second and third test dates, annualize by multiplying quarterly numbers by 2 and 1-1/3, respectively.

  (b) Exclude non-cash, non-recurring charges (e.g. goodwill write-downs and restructuring charges) after the Closing Date from each calculation of EBITDA and Net Worth.

  (c) Current Ratio calculation to exclude current portion of long term debt and short term borrowings.

  (d) Exclude currency translation adjustments from each Net Worth calculation.

- -----------------------

/1/ Covenant will be eliminated when EBITDA-CAPEX/Total Interest Expense GREATER
    THAN 5.0x.

                                                                       EXHIBIT B
                                                                       ---------
                           SENIOR CREDIT FACILITIES

                        Summary of Terms and Conditions
                               [Non-IPO Version]
                                 June 26, 1996

                        --------------------------------


I. Parties
   -------

Borrower:               Dal-Tile Group Inc. (the "Borrower").
                                                 ----------
Guarantors:             Dal-Tile International Inc. ("Holdings") and each of the
                                                    ------------
                        Borrower's direct and indirect material domestic
                        subsidiaries (the "Guarantors"; the Borrower and the
                                          -------------
                        Guarantors, collectively, the "Credit Parties"). In
                                                      -----------------
                        connection with the IPO (as defined below), Holdings may be merged with the Borrower.

Arranger:               Chase Securities Inc. (in such capacity, the
                        "Arranger").
                        -----------
Co-Arrangers:           Credit Suisse and Goldman, Sachs & Co. (in such
                        capacities, the "Co-Arrangers").
                                        --------------
Administrative Agent:   The Chase Manhattan Bank, N.A. ("Chase" and, in such
                                                       -------
                        capacity, the "Administrative Agent").
                                      -----------------------
Documentation Agent:    Credit Suisse (in such capacity, the "Documentation
                                                             --------------
                        Agent").
                        -------
Syndication Agent:      Goldman, Sachs & Co. (in such capacity, the "Syndication
                                                                     -----------
                        Agent" and, together with the Administrative Agent and
                        ------
                        the Documentation Agent, the "Managing Agents").
                                                     -----------------
Lenders:                A syndicate of banks, financial institutions and other
                        entities, including the Managing Agents, arranged by the
                        Arranger (collectively, the "Lenders").
                                                    ---------

 II. Types and Amounts of
     --------------------
     Credit Facilities
     -----------------

 1.  Term Loan Facility
     ------------------
                        The Term Loan Facilities shall comprise two separate tranches as discussed below, the Tranche A Facility and the Tranche B Facility (collectively, the "Term Loan
                                                                  ----------
                        Facility").
                        ----------

   Tranche A
   -------
 Type and Amount of
 Facility:              Term loan facility (the "Tranche A FacilitY") in the
                                                 ------------------
                        amount of $300,000,000 (the loans thereunder,
                        the "Tranche A Term
                             --------------
                        Loans").
                        -------

Availability:           The Tranche A Term Loans shall be made in a single
                        drawing on the Closing Date (as defined below).

Amortization:           The Tranche A Term Loans shall be repayable in
                        consecutive quarterly installments commencing on March
                        31, 1997, and ending on December 31, 2002, in aggregate amounts for each of the following periods as follows
                        (with the installments within each year being equal):

                                                       Aggregate
                             Year                        Amount
                             ----                      -----------

                             1997                      $30,000,000
                             1998                      $40,000,000
                             1999                      $50,000,000
                             2000                      $60,000,000
                             2001                      $60,000,000
                             2002                      $60,000,000




Purpose: The proceeds of the Tranche A Term Loans shall be used to refinance and repurchase existing indebtedness of the Borrower, Holdings and their subsidiaries, and for general corporate purposes.

   Tranche B
   -------
 Type and Amount of
 Facility:              Term loan facility (the "Tranche B Facility") in the
                                                 ------------------
                        amount
                        of $200,000,000 (the loans thereunder, the "Tranche
                                                                    -------
                        B Term Loans ).
                        ---------------

Availability:           The Tranche B Term Loans shall be made in a single
                        drawing on the Closing Date.

Amortization:           The Tranche B Term Loans shall be repayable in
                        consecutive quarterly installments commencing on March
                        31, 1997, and ending on June 30, 2004, in aggregate
                             amounts for each of the following periods as follows (with the installments within each year being equal):

                                                            Aggregate
                                  Year                      Amount
                                  ----                      ---------

                                  1997                       $ 2,000,000
                                  1998                       $ 2,000,000
                                  1999                       $ 2,000,000
                                  2000                       $ 2,000,000
                                  2001                       $20,000,000
                                  2002                       $30,000,000
                                  2003                       $90,000,000
                                  2004                       $52,000,000

Purpose: The proceeds of the Tranche B Term Loans shall be used to refinance and repurchase existing indebtedness of the Borrower, Holdings and their subsidiaries, and for general corporate purposes.

2. Revolving Credit Facility
   -------------------------

Type and Amount of
 Facility:                   Revolving credit facility (the "Revolving Credit
                                                            -----------------
                             Facility"; together with the Term Loan
                             --------
                             Facility, the "Credit Facilities") in the amount of
                                           --------------------
                             $175,000,000 (the loans thereunder, the "Revolving
                                                                      ---------
                             Credit Loans").
                             -------------

Availability:                The Revolving Credit Facility shall be available on
                             a revolving basis during the period commencing on
                             the Closing Date and ending on December 31, 2002
                             (the "Revolving Credit Termination Date").
                                  ------------------------------------
Reservation of
Portion of Revolving
Credit Facility:             To the extent that any Zero Coupon Notes (as
                             defined below) are outstanding at any time, a portion of the Revolving Credit Facility equal to the then accreted amount of such Zero Coupon Notes shall be reserved for the redemption, payment or repurchase thereof.



Letters of Credit:          A portion of the Revolving Credit Facility not in
                            excess of $35,000,000 shall be available for the
                            issuance of letters of credit (the "Letters of
                                                                ----------
                            Credit") by Chase (in such capacity, the "Issuing
                            --------                                  -------
                            Lender"). No Letter of Credit shall have an
                            --------
                            expiration date after the earlier of (a) one year
                            (or, with
                               respect to Letters of Credit in an aggregate face amount at any time of up to $10,000,000, two years) after the date of issuance and (b) five business days prior to the Revolving Credit Termination Date, provided that any Letter of
                                                 --------
                               Credit with a one-year tenor may provide for the

                               renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (b) above).



                               Drawings under any Letter of Credit shall be
                               reimbursed by the Borrower (whether with its own funds or with the proceeds of Revolving Credit Loans) on the next business day. To the extent that the Borrower does not so reimburse the Issuing Lender, the Lenders under the Revolving Credit Facility shall be irrevocably and unconditionally obligated to reimburse the Issuing Lender on a pro rata basis. Any drawing
                                                   --- ----
                               not reimbursed on the same business day shall bear interest until reimbursed in full.

Swing Line Loans:              A portion of the Revolving Credit Facility not in
                               excess of $25,000,000 shall be available for
                               swing line loans (the "Swing Line Loans") from
                                                     -------------------
                               Chase (in such capacity, the "Swing Line Lender")
                                                              -----------------
                               on same-day notice. Any such Swing Line Loans
                               will reduce availability under the Revolving
                               Credit Facility on a dollar-for-dollar basis.
                               Each Lender under the Revolving Credit Facility
                               shall acquire, under certain circumstances, an
                               irrevocable and unconditional pro rata
                                                             --- ----
                               participation in each Swing Line Loan.

Maturity:                      The Revolving Credit Termination Date.

Purpose: The proceeds of the Revolving Credit Loans shall be used to refinance and repurchase existing indebtedness of the Borrower, Holdings and their subsidiaries, and for general corporate purposes.

III.  Certain Payment Provisions
      --------------------------


Fees and Interest Rates:       As set forth on Annex I.

Optional Prepayments and       Loans may be prepaid and commitments may be
Commitment Reductions:         reduced by the Borrower without premium or
                               penalty in minimum amounts to be agreed upon.
                               Optional prepayments of the Term Loans shall be applied to the Tranche A Term Loans and to the Tranche B Loans ratably and to the installments of each thereof ratably in accordance with the then outstanding amounts thereof and may not be reborrowed. Notwithstanding the foregoing, so long as any Tranche A Term Loans are outstanding, each holder of Tranche B Term Loans shall have the right to refuse all or any portion of any optional prepayment allocable to its Tranche B Term Loans, and the amount so refused shall be applied to prepay the Tranche A Term Loans.

Mandatory Prepayments
Commitment Reductions:           The following amounts shall be applied to
                                 prepay the Term Loans and reduce the Revolving
                                 Credit Facility, unless in each case the Required Lenders (as defined below) shall otherwise agree:

                                (a)(i) 100% of the first $110,000,000 of net
                                proceeds of any sale or issuance of equity by Holdings or the Borrower (including in the initial public offering of the common stock of Holdings or the Borrower (the "IPO"; any such
                                                              -----
                                offering or any series of public offerings or private placements resulting in $110,000,000 of such net proceeds, the "Qualifying IPO")). "Net
                                                       ----------------    ----
                                proceeds" means the gross cash proceeds of the
                                --------
                                IPO net only of the underwriting commission or discount.

                                (b) 100% of the net proceeds of any sale or other disposition (including as a result of casualty or condemnation net of proceeds applied to restoration) by Holdings or by the Borrower or any of its subsidiaries of any assets (except for the sale of inventory in the ordinary course of business and certain other permitted dispositions to be set forth in the Credit Documentation (as defined below), including any other disposition in the ordinary course of business the net proceeds from which do not exceed $1,000,000); provided that the Borrower may retain (and not so apply) up to $35,000,000 of such net proceeds otherwise required to be applied as mandatory prepayments; and

                                (c) 50% of excess cash flow (to be defined as EBITDA less the sum of capital expenditures, principal repayments of the Term Loans and other non-revolving indebtedness, interest expense, the amount of liabilities paid in cash to the extent such liabilities were reserved for in accordance with GAAP on the most recent audited balance sheet of the Borrower prior to the Closing Date, management fees payable to AEA

                                 Investors Inc. ("AEA"), changes in working
                                                -------
                                 capital (other than cash and cash equivalents), cash taxes and permitted cash dividends paid to Holdings and other uses of cash to be agreed upon) for each fiscal year of the Borrower
                                 (commencing with the fiscal year ending
                                 December 31, 1997) until the Qualifying IPO or until a leverage test to be agreed upon has been met.

                                 All such amounts shall be applied, first, to
                                                                    -----
                                 the prepayment of the Term Loans and, second,
                                                                       ------
                                 to the permanent reduction of the Revolving
                                 Credit Facility. Each such prepayment of the
                                 Term Loans (other than, at the option of the
                                 Borrower, such a prepayment with the net
                                 proceeds of an IPO (such prepayment at such
                                 option, an "IPO Prepayment")) shall be applied
                                            ---------------
                                 to the Tranche A Term Loans and the Tranche B Term Loans ratably and to the installments thereof ratably in accordance with the then outstanding amounts thereof. Any such IPO Prepayment shall be applied, first, to the
                                                              -----
                                 Tranche B Term Loans and, second, to the
                                                           ------
                                 Tranche A Term Loans, and to the installments of each ratably in accordance with the then outstanding amounts thereof. Prepayments of the Term Loans may not be reborrowed. The Revolving Credit Loans shall be prepaid and the Letters of Credit shall be cash collateralized or replaced to the extent such extensions of credit exceed the amount of the Revolving Credit Facility.

IV. Collateral                   The obligations of each Credit Party in respect
    ----------                   of the Credit Facilities shall be secured by a
                                 perfected first priority security interest
                                 (subject to customary permitted encumbrances
                                 agreed to by the Administrative Agent) in all
                                 of its tangible and intangible assets
                                 (including, without limitation, intellectual
                                 property, real property and the capital stock
                                 of the Borrower), unless Zero Coupon Notes (as
                                 defined below) are outstanding and the terms
                                 thereof do not permit such pledge of the
                                 capital stock of the Borrower, and the capital
                                 stock of each of its direct and indirect
                                 material domestic subsidiaries and 65% of the
                                 capital stock of each of its first-tier
                                 material foreign subsidiaries, except for those
                                 assets as to which the Administrative Agent
                                 shall determine in its sole discretion that the
                                 costs of obtaining such a security interest are
                                 excessive in relation to the value of the
                                 security to be afforded thereby, provided that
                                                                  --------
                                 (a) if Holdings and the Borrower are merged in connection with the IPO, the security interest in the capital stock of the Borrower shall be released and (b) upon the occurrence of the

                                 Qualifying IPO and the reduction of the Term
                                 Loans to $350,000,000, all such collateral shall be released other than the capital stock of the Borrower and its subsidiaries.

V.  Certain Conditions           The availability of the Credit Facilities shall
    ------------------           be conditioned upon satisfaction of, among
                                 other things, the following conditions
                                 precedent (the date upon which all such
                                 conditions precedent shall be satisfied, the
                                 "Closing Date") on or before December 31, 1996:
                                 ---------------

Initial Conditions:             (a) Each Credit Party shall have executed and
                                delivered satisfactory definitive financing
                                documentation with respect to the Credit
                                Facilities (the "Credit Documentation").
                                                 ---------------------
                                (b) Each of Holdings and the Borrower shall have
                                redeemed, repurchased or prepaid (the
                                "Refinancing") all of its existing indebtedness
                                -------------
                                and accrued interest thereon (other than any
                                such indebtedness of not more than $20,000,000
                                in the aggregate permitted to remain
                                outstanding) on terms and conditions not
                                requiring the payment of any net premiums in
                                excess of an amount to be agreed;
                                provided that, so long as the covenants and
                                --------
                                other terms therein have been
                                amended if and to the extent necessary to permit
                                the Credit Facilities on the terms and
                                conditions hereof, Holdings shall not be
                                required to have redeemed, repurchased or
                                prepaid its senior secured zero coupon notes due
                                July 15, 1998 (the "Zero Coupon Notes").
                                                    ---- -------------

                                (c) The Lenders, the Administrative Agent and the Arranger shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date.

                                (d) The Lenders shall have received unaudited interim consolidated financial statements of the Borrower for each fiscal quarterly period ended subsequent to the date of the latest financial statements previously delivered to the Managing Agents.

                                (e) The Lenders shall have received satisfactory projections of the Borrower and its subsidiaries for the period from the Closing Date through the final maturity of the Term Loans, which have been received by the Agents.

                                 (f) The Lenders shall have received the results of a recent lien search in each relevant jurisdiction with respect to the Borrower and its subsidiaries, and such search shall reveal no liens (other than non-material liens) on any of the assets of the Borrower or its subsidiaries except for liens permitted by the Credit Documentation or liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.

                                (g) The Lenders shall have received such legal opinions (including opinions (i) from counsel to the Borrower and its subsidiaries and (ii) from such special and local counsel as may be required by the Administrative Agent), documents and other instruments as are customary for transactions of this type or as they may reasonably request.

On-Going Conditions:            The making of each extension of credit shall be
                                conditioned upon (a) the accuracy of all representations and warranties in the Credit
                                Documentation (including, without limitation, the material adverse change and litigation representations) and (b) there being no default or event of default in existence at the time of, or after giving effect to the making of, such extension of credit. As used herein and in the Credit Documentation a "material adverse change" shall mean any event, development or circumstance that has had or is reasonably likely to have a material adverse effect on (a) the business, assets, property, condition
                                (financial or otherwise) or prospects of the Borrower and its subsidiaries taken as a whole, or (b) the validity or enforceability of any of the Credit Documentation or the rights and remedies of the Administrative Agent and the Lenders thereunder.

 VI. Certain Documentation Matters
     -----------------------------

                                The Credit Documentation shall contain
                                representations, warranties, covenants and events of default customary for financings of this type and other terms not inconsistent herewith reasonably deemed appropriate by the Managing Agents, including, without limitation:

Representations and
Warranties:                     Financial statements (including pro forma
                                financial statements); absence of undisclosed liabilities; no material adverse change;
                                corporate existence; compliance with law;
                                corporate power and authority; enforceability of Credit

                                 Documentation; no conflict with law or
                                 contractual obligations; no litigation; no default; ownership of property; liens; intellectual property; no burdensome restrictions; taxes; Federal Reserve regulations; ERISA; Investment Company Act; subsidiaries; environmental matters; solvency; labor matters; accuracy of disclosure; and creation and perfection of security interests. Where appropriate, the representations and warranties shall be subject to materiality standards.

Affirmative Covenants:           Compliance with the following affirmative
                                 covenants subject, where appropriate, to a materiality standard: Delivery of financial statements, reports, accountants' letters, an annual business plan, officers' certificates and other information reasonably requested by the Lenders; payment of other obligations;
                                 continuation of business and maintenance of existence and rights and privileges; compliance with laws and contractual obligations;
                                 maintenance of property and insurance;
                                 maintenance of books and records; right of the Lenders to inspect property and books and records; notices of defaults, litigation and other material events; compliance with environmental laws; further assurances
                                 (including, without limitation, with respect to security interests in after-acquired property);
                                 agreement to obtain within 90 days after the Closing Date interest rate protection for at least 25% of the Term Loan Facility on terms and conditions satisfactory to the
                                 Administrative Agent and the Borrower.

Financial Covenants:             Fianacial covenants as set forth on Annex II.

Negative Covenants:              Limitations on: indebtedness; liens; guarantee
                                 obligations; mergers, consolidations,
                                 liquidations and dissolutions; sales of assets;
                                 leases; dividends and other payments in respect of capital stock; investments, loans and advances; optional payments and modifications of subordinated and other debt instruments;
                                 transactions with affiliates; sale and
                                 leasebacks; changes in fiscal year; negative pledge clauses; changes in lines of business;
                                 and changes in holding company status of Holdings. Exceptions to such limitations shall include (others to be agreed):

                                 (a) in the case of the indebtedness covenant,
                                 (i) indebtedness outstanding on the Closing
                                 Date, (ii) industrial development bond, capital leases and other indebtedness and financings at any one time outstanding of up to $20,000,000, (iii) secured, non-recourse financings at any one time outstanding of up to 5% of consolidated capitalization of the Borrower and its subsidiaries, (iv) indebtedness, which may be secured, incurred by foreign subsidiaries of the Borrower of up to $30,000,000 at any one time outstanding and (v) from and after the Revolving Credit Termination Date, replacement revolving credit financing in an aggregate amount not to exceed $175,000,000, which may rank pari passu with the Credit Facilities and may be secured, on a pari passu basis with the Lenders, by the Collateral;

                                 (b) in the case of the sales of assets
                                 covenant, sales of assets of up to $35,000,000 in any one transaction and of up to $70,000,000 in the aggregate;

                                (c) in the case of the dividends covenant, dividends to Holdings to redeem, repay and repurchase Zero Coupon Notes and fees and expenses associated therewith; and

                                (d) in the case of the investments covenant, a basket for joint venture and similar investments, and for acquisitions in the same or related businesses, of up to 5% of consolidated capitalization (net of repayments of such investments).

Events of Default:              Nonpayment of principal when due; nonpayment of
                                interest, fees or other amounts after a grace
                                period to be agreed upon; material inaccuracy of
                                representations and warranties; violation of
                                covenants (subject, in the case of certain
                                affirmative covenants, to a grace period to be
                                agreed upon); cross-default to events of
                                default; bankruptcy events; certain ERISA
                                events; material judgments; invalidity of any
                                guarantee, pledge agreement or security
                                agreement (or any security interest thereunder);
                                and a change of control (to be defined as (i)
                                AEA and its stockholders and their respective
                                affiliates (the "AEA Group") at any
                                                 -----------
                                time before an IPO ceases to own, directly or
                                indirectly, beneficially at least 51% of the
                                voting common stock of the Borrower, (ii) after
                                an IPO, the occurrence of any event, if as a
                                result of which the AEA Group beneficially owns
                                less than a majority of the outstanding voting
                                stock of the Borrower, any person or group
                                (other than the AEA Group or Armstrong World
                                Industries, Inc. ("Armstrong")) acquires
                                                 -------------
                                beneficial ownership of 25% or more of the voting stock of the Borrower or Holdings or Armstrong acquires beneficial ownership of more than 49% of the voting stock of the Borrower or

                                 Holdings or (iii) any person or group of persons (other than the AEA Group) at any time has the power to designate or elect a majority of the board of directors of the Borrower or Holdings).

Voting: Amendments and waivers with respect to the Credit Documentation shall require the approval of Lenders holding not less than a majority of the aggregate amount of the Term Loans, Revolving Credit Loans, participations in Letters of Credit and Swing Line Loans and unused commitments under the Credit Facilities (the "Required Lenders"), except that (a) the
                                      -------------------
                                 consent of each Lender affected thereby
                                 shall be required with respect to (i)
                                 reductions in the amount or extensions of the scheduled date of amortization or maturity of any Loan, (ii) reductions in the rate of interest or any fee or extensions of any due date thereof, (iii) increases in the amount or extensions of the expiry date of any Lender's commitment and (iv) modifications to the pro rata provisions of the Credit Documentation and
                                 (b) the consent of 100% of the Lenders shall be required with respect to (i) modifications to any of the voting percentages and (ii) releases of all or substantially all of the Guarantors or all or substantially all of the collateral. In addition, the consent of Lenders holding a majority of the aggregate amount of the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, shall be required with respect to modifications affecting the application of (but not the requirement for) prepayments of the Term Loan Facility.

Assignments                      The Lenders shall be permitted to assign and
and Participations:              sell participations in their Loans and
                                 commitments, subject, in the case of
                                 assignments (other than to another Lender or to an affiliate of a Lender), to the consent of the Administrative Agent and the Borrower
                                 (which consent in each case shall not be unreasonably withheld). Non-pro rata assignments shall be permitted. In the case of partial assignments (other than to another
                                 Lender or to an affiliate of a Lender), the minimum assignment amount shall be $5,000,000, and, after giving effect thereto, the assigning
                                 Lender shall have commitments and Loans
                                 aggregating at least $5,000,000, in each case unless otherwise agreed by the Borrower and the Administrative Agent. Participants shall have the same benefits as the Lenders with respect to yield protection and increased cost provisions. Voting rights of participants shall be limited to those matters with respect to which the affirmative vote of the Lender from which it purchased its participation would be required as described under "Voting" above. Pledges of Loans in accordance with applicable law shall be permitted without restriction, provided that transfers upon or in lieu of enforcement of such pledges shall be subject to the consent of the Administrative Agent and the Borrower
                                 (which shall not be unreasonably withheld).
                                 Promissory notes shall be issued under the Credit Facilities only upon request.

Yield Protection:                 The Credit Documentation shall contain
                                 customary provisions (a) protecting the Lenders against increased costs or loss of yield resulting from changes in reserve, tax, capital adequacy and other requirements of law and from the imposition of or changes in withholding or other taxes (including gross-up provisions for foreign Lenders who deliver appropriate tax forms) other than taxes based on the net income of a Lender and other than franchise taxes, and
                                 (b) indemnifying the Lenders for "breakage costs" incurred in connection with, among other things, any prepayment of a Eurodollar Loan (as defined in Annex I) on a day other than the last day of an interest period with respect thereto; provided that the Borrower may, in lieu of making any required prepayment of any Eurodollar Loan, cash collateralize it until the related interest period expires.


Expenses and                     The Borrower shall pay (a) all reasonable out-
Indemnification:                 of-pocket expenses of the Administrative Agent
                                 and the Arranger associated with the
                                 syndication of the Credit Facilities and the preparation, execution, delivery and administration of the Credit Documentation and any amendment or waiver with respect thereto (including the reasonable fees, disbursements and other charges of counsel) and
                                 (b) all out-of-pocket expenses of the
                                 Administrative Agent and the Lenders (including the fees, disbursements and other charges of counsel) in connection with the enforcement of the Credit Documentation.

                                 The Administrative Agent, the Arranger and the Lenders (and their affiliates and their respective officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the indemnified party).

Governing Law and Forum:         State of New York.

Counsel to the
Administrative Agent
and the Arranger:                Simpson Thacher & Bartlett.


Completion of                    The Credit Documentation shall be executed and
Documentation:                   delivered on or prior to December 31, 1996.

                                                                         Annex I
                                                                         -------
                           Interest and Certain Fees
                           -------------------------


Interest Rate Options:                 The Borrower may elect that the Loans
                                       comprising each borrowing bear interest
                                       at a rate per annum equal to:

                                                the ABR plus the Applicable
                                       Margin; or

                                                the Eurodollar Rate plus the
                                       Applicable Margin.

                                       provided, that all Swing Line Loans
                                       --------
                                       shall bear interest based upon the
                                       ABR.

                                       As used herein:

                                       "ABR" means the highest of (i) the rate
                                       -----
                                       of interest publicly announced by Chase
                                       as its prime rate in effect at its
                                       principal office in New York City (the
                                       "Prime Rate"), (ii) the secondary market
                                       -------------
                                       rate for three-month certificates of
                                       deposit (adjusted for statutory reserve
                                       requirements) plus 1% and (iii) the
                                                     ----
                                       federal funds effective rate from time to
                                       time plus 0.5%.
                                            ----

                                       "Applicable Margins" means (a) in the
                                       --------------------
                                       case of Tranche A Term Loans and
                                       Revolving Credit Loans the rates per
                                       annum in accordance with the pricing grid
                                       attached hereto as Annex I-A (the
                                       "Pricing Grid"), and (b) in the case of
                                       --------------
                                       Tranche B Term Loans, (i) 2.00% in the
                                       case of ABR Loans and (ii) 3.00% in the
                                       case of Eurodollar Loans.

                                       "Eurodollar Rate" means the rate
                                       -----------------
                                       (adjusted for statutory reserve
                                       requirements for eurocurrency
                                       liabilities) at which eurodollar deposits for one, two, three or six months (as selected by the Borrower) are offered to Chase in the interbank eurodollar market.

Interest Payment Dates:                In the case of Loans bearing interest
                                       based upon the ABR ("ABR Loans"),
                                                          -------------
                                       quarterly in arrears.

                                       In the case of Loans bearing interest
                                       based upon the Eurodollar Rate
                                       ("Eurodollar Loans"), on the last day of
                                       --------------------
                                       each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Commitment Fees:                  The Borrower shall pay a commitment fee at a
                                  rate per annum in accordance with the Pricing
                                  Grid on the average daily unused portion of the Revolving Credit Facility for the period after the Closing Date, payable quarterly in arrears. Swing Line Loans shall, for purposes of the commitment fee calculations only, not be deemed to be a utilization of the Revolving
                                  Credit Facility.

 Letter of Credit Fees:           The Borrower shall pay a commission on all
                                  outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Revolving Credit Loans that are Eurodollar Loans on the face amount of each such Letter of Credit. Such commission shall be shared ratably among the Lenders participating in the Revolving Credit Facility and shall be payable quarterly in arrears.

                                  A fronting fee equal to 0.25% per annum on the face amount of each Letter of Credit shall be payable quarterly in arrears to the Issuing Lender for its own account. In addition, customary administrative, issuance, amendment, payment and negotiation charges shall be payable to the Issuing Lender for its own account.

                                  Unreimbursed drawings on Letters of Credit shall bear interest at the same rate as ABR Loans that are Revolving Credit Loans.

Default Rate:                     At any time when the Borrower is in default in
                                  the payment of any amount due under the Credit
                                  Facilities, the principal of all Loans shall bear interest at 2% above the rate otherwise applicable thereto. Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to Revolving Credit Loans that are ABR Loans.

Rate and Fee Basis:               All per annum rates shall be calculated on the
                                  basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime
                                  Rate) for actual days elapsed.

                                                                       Annex I-A
                                                                       ---------
                                 Pricing Grid
                                 ------------

The following pricing grid is applicable to Tranche A Term Loans and the Revolving Credit Facility.


Ratio of Consolidated Senior                                      Eurodollar                    ABR
Debt to Consolidated EBITDA                                    Applicable Margin         Applicable Margin   Commitment Fee
- -------------------------------------------              ----------------------------    ------------------  ---------------
 greater than or equal to 4.0 to 1                                   2.50%                      1.50%               0.50%
 greater than or equal to 3.5 to 1 less than 4.0 to 1                2.00%                      1.00%               0.50%
 greater than or equal to 3.0 to 1 less than 3.5 to 1                1.50%                      0.50%               0.50%
 greater than or equal to 2.5 to l less than 3.0 to 1                1.25%                      0.25%              0.375%
 less than 2.5 to 1                                                  1.00%                        0%                0.30%
 less than 2.0 to 1                                                  0.75%                        0%                0.30%
 less than 1.75 to 1                                                 0.50%                        0%                0.30%


Definitions to be agreed.


                                                Financial Covenants                                     ANNEX II (NON-IPO)

- ------------------------------------------------------------------------------------------------------------------------------
                        12/31/96    12/31/97    12/31/98   12/31/99    12/31/00   12/31/01    12/31/02    12/31/03   12/31/04
- ------------------------------------------------------------------------------------------------------------------------------
EBITDA-CAPEX/             1.25x       1.50x       1.75x      2.00x     2.50x        3.00x      3.00x      3.00x      3.00x
Total
Interest Expense
- ------------------------------------------------------------------------------------------------------------------------------
EBITDA-CAPEX/             1.0x        1.25x/2/    1.25x      1.25x     1.25x        1.25x      1.25x      1.25x      1.25x
Total
Interest & Principal
Payments/1/
- ------------------------------------------------------------------------------------------------------------------------------
Leverage Ratio           4.50x        4.00x       3.75x     3.50x       3.25x       3.00x      3.00x       3.00x    3.00x
- ------------------------------------------------------------------------------------------------------------------------------

 Net Worth                                                     $0 + 50%  of Net Income
- ------------------------------------------------------------------------------------------------------------------------------
 Capital Expenditures      65           65         75          75         80         85          90           95       95
 Limitation (in
 millions)/3/
- ------------------------------------------------------------------------------------------------------------------------------
 Current Ratio            1.50x        1.50x      1.50x      1.50x       1.50x      1.50x       1.50x        1.50x    1.50x


Note: The financial covenants will be first tested as at December 31, 1996, and the new levels will be effective as of December 31 of each fiscal year. The financial covenants will be determined in accordance with the following:

  (a) EBITDA and Total Interest Expense will be calculated on a rolling four-quarter basis. For the first test date after the Closing Date, annualize by multiplying quarterly numbers by 4, and for the second and third test dates, annualize by multiplying quarterly numbers by 2 and 1-1/3, respectively.

- -----------------------

/1/ Convenant will be eliminated on the first date after a Qualifying IPO, when the Term Loans have been reduced to $350,000,000 and the Borrower is in compliance with all its convenants.

/2/ This value steps up at 9/30/97

/3/ Convenant will be eliminated when EBITDA-CAPEX/Total interest expense >5.0X.

                                                                              3
(b) Exclude non-cash, non-recurring charges (e.g. goodwill write-downs and restructuring charges) after the Closing Date from each calculation of EBITDA and Net Worth.

(c) Current Ratio calculation to exclude current portion of long term debt and short term borrowings.

(d) Exclude currency translation adjustments from each Net Worth calculation.